Exhibit 99.1 For Immediate Release Synchrony Financial (NYSE: SYF) July 21, 2026

Second Quarter 2026 Results and Key Metrics

STAMFORD, Conn - Synchrony Financial (NYSE: SYF) today announced second quarter 2026 net earnings of $885 million, or $2.59 per diluted share, compared to $967 million, or $2.50 per diluted share in the second quarter 2025.

CEO Commentary
“Synchrony's second quarter performance reflected clear momentum across our core business drivers,” said Brian Doubles, Synchrony’s President and Chief Executive Officer. “Customer engagement remained strong as new accounts continued to grow, average active accounts inflected back to growth, and higher spend per account across each of our five sales platforms drove all-time high purchase volume for our business.”

“Within our portfolio, spend was particularly strong for our value-oriented partners and for those with broad, diversified offerings. Meanwhile, out-of-partner discretionary spend on our consumer co-branded products grew by double-digits, which was in line with non-discretionary growth despite the impact of elevated fuel prices and driven by categories like entertainment, retail and electronics.”

“These results are a testament to the enduring demand for the products and services we finance and the strength of our differentiated business model. Looking ahead, we will maintain our credit discipline, execute across our strategic initiatives and continue investing in our long-term growth opportunities. This will further enhance Synchrony’s ability to deliver everyday value and utility for millions of consumers, while driving loyalty and sales for hundreds of thousands of small and mid-sized businesses and providers nationwide.”

2.9%	13.2%	$950M	$102.2B
Return on Assets	CET1 Ratio	Capital Returned	Loan Receivables

Key Operating and Financial Metrics*
•Purchase volume increased 8% to $49.8 billion
•Loan receivables increased 2% to $102.2 billion
•Average active accounts were flat at 68.3 million
•Net interest margin increased 30 basis points to 15.08%
•Efficiency ratio increased 170 basis points to 35.8%
•Return on assets decreased 30 basis points to 2.9%
•Return on equity decreased 170 basis points to 21.4%
•Return on tangible common equity** decreased 150 basis points to 25.2%
•Book value per share increased 10% to $46.67
•Tangible book value per share** increased 8% to $42.01

CFO Commentary
“Synchrony delivered strong second quarter results, highlighted by record purchase volume, accelerated growth in ending loan receivables despite elevated payment behavior, and continued strength in credit,” said Brian Wenzel, Synchrony’s Executive Vice President and Chief Financial Officer.

“Our consistent credit discipline drove lower delinquency and Net charge-offs below our target range. While this prudent posture contributed to moderation in interest and fees, our continued reduction of funding costs supported solid Net interest income growth, and the improvement in program performance was shared through the RSA.”

“We are confident in our path forward as we execute on our strategic imperatives. We remain focused on enhancing our resilient foundation and generating strong profitability to drive intrinsic value over both the short- and long-term, while also returning significant capital to shareholders.”

Business Highlights
•Added or renewed more than 15 partners in the quarter, including Suzuki Motor, Amerivet and Roto-Rooter.
•Renewed relationship with Suzuki Motor, building on our 17-year partnership delivering secured installment financing solutions.
•Extended partnership with AmeriVet, positioning CareCredit as their exclusive financing partner supported by a seamless, single-application waterfall solution.
•Renewed our multi-year agreement with Roto-Rooter Plumbing & Water Cleanup.
•Completed the acquisition of, and launched, the MyLowe's Pro Rewards American Express® Card, extending Pro purchasing power and rewards earning potential beyond Lowe's.
•Refreshed the DICK’S Sporting Goods credit card program, featuring a new everyday 10% back in rewards on qualifying DICK'S purchases.

Financial Highlights
•Interest and fees on loans increased $52 million, or 1% to $5.4 billion, primarily driven by growth in average loan receivables.
•Net interest income increased $87 million, or 2%, to $4.6 billion, primarily driven by lower interest-bearing liabilities cost associated with lower benchmark rates, partially offset by lower liquidity portfolio and loan receivables yields.
•Retailer share arrangements increased $35 million, or 4%, to $1.0 billion, reflecting program performance and higher purchase volume.
•Provision for credit losses increased $55 million, or 5%, to $1.2 billion, primarily driven by a reserve release of $163 million versus a $265 million release in the prior year, partially offset by lower net charge-offs of $47 million.
•Other income increased $19 million, or 16%, to $137 million, partially driven by a $30 million Visa B-2 share exchange gain partially offset by higher loyalty costs.
•Other expense increased $86 million, or 7%, to $1.3 billion, primarily driven by higher operational losses and costs related to technology investments.
•Net earnings decreased $82 million, or 8%, to $885 million.

Credit Quality
•Loans 30+ days past due as a percentage of total period-end loan receivables were 4.16% compared to 4.18% in the prior year, a decrease of 2 basis points.
•Loans 90+ days past due as a percentage of total period-end loan receivables were 2.01% compared to 2.06% in the prior year, a decrease of 5 basis points.
•Net charge-offs as a percentage of total average loan receivables were 5.43% compared to 5.70% in the prior year, a decrease of 27 basis points.
•The allowance for credit losses as a percentage of total period-end loan receivables was 10.09%, compared to 10.42% in the first quarter of 2026 and 10.59% in the second quarter of 2025.

Sales Platform Highlights
•Period-end loan receivables were up 6% in Diversified & Value, up 4% in Digital, up 1% in Health & Wellness, flat in Home & Auto, and down 1% in Lifestyle. These results reflected improving purchase volume trends in the second quarter as compared to previous quarters, partially offset by the effects of higher payment rates. Growth of interest and fees on loans ranged from down 2% to up 3%, as growth in average loan receivables was partially offset by lower benchmark rates.

•Home & Auto purchase volume increased 6%, reflecting the performance of new programs.

•Digital purchase volume increased 9%, primarily reflecting strong performance across partners with broad diversified offerings and highly engaged customer bases.

•Diversified & Value purchase volume increased 12%, primarily reflecting the impact of partner expansion and higher gas sales.

•Health & Wellness purchase volume increased 2%, primarily reflecting growth in Pet, partially offset by lower spend in Cosmetic.

•Lifestyle purchase volume increased 6%, primarily reflecting the performance of new programs and higher spend in Other Apparel and Goods and Luxury, partially offset by lower spend in Outdoors.

Balance Sheet, Liquidity, & Capital
•Loan receivables of $102.2 billion increased 2% ; purchase volume increased 8% and average active accounts were flat.
•Deposits increased 1% or $0.5 billion to $82.8 billion and comprised 83% of funding.
•Total liquid assets were $19.8 billion, or 16.2% of total assets.
•The Company issued $500 million of preferred stock with a final dividend of 7.25%, reflecting a 100 basis point improvement from our previous resettable preferred deal that was priced in February 2024.
•The Company returned $950 million in capital to shareholders, including $850 million of share repurchases and $100 million of common stock dividends. As of June 30, 2026, the Company had a total remaining repurchase authorization of $5.7 billion.
•The estimated Common Equity Tier 1 ratio was 13.2% compared to 14.2%***, and the estimated Tier 1 Capital ratio was 14.9% compared to 15.4%*** in the prior year.

* All comparisons are for the second quarter of 2026 compared to the second quarter of 2025, unless otherwise noted.
** Return on tangible common equity represents net earnings available to common stockholders as a percentage of average tangible common equity. Tangible common equity and tangible book value per share are non-GAAP measures. See non-GAAP reconciliation in the financial supplement. Prior period amounts have been recast. See *** for additional information.
*** Amounts prior to June 30, 2026 have been recast to reflect the change in presentation of internal-use capitalized software on our Statements of Financial Position. See the financial supplement for additional information.

Corresponding Financial Tables and Information
Investors should review the foregoing summary and discussion of Synchrony Financial's earnings and financial condition in conjunction with the financial results presentation, financial supplement and information that follow, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed February 6, 2026, and the Company’s forthcoming Quarterly Report for the Form 10-Q for the fiscal quarter ended June 30, 2026. The detailed financial tables and other information are also available on the Investor Relations page of the Company’s website at www.investors.synchrony.com. This information is also furnished in a Current Report on Form 8-K filed with the SEC today.

Conference Call and Webcast
On Tuesday, July 21, 2026, at 8:00 a.m. Eastern Time, Brian Doubles, President and Chief Executive Officer, and Brian Wenzel Sr., Executive Vice President and Chief Financial Officer, will host a conference call to review the financial results and outlook for certain business drivers. The conference call can be accessed via an audio webcast through the Investor Relations page on the Synchrony Financial corporate website, www.investors.synchrony.com, under Events and Presentations. A replay will also be available on the website.

About Synchrony Financial
Synchrony (NYSE: SYF) is a leading consumer financing company that has been at the heart of American commerce and opportunity for nearly a century. Synchrony delivers credit and banking products that empower tens of millions of consumers to improve their financial lives and access what matters most. Leveraging innovative solutions that are shaping the future of retail commerce, Synchrony supports the growth and success of some of the nation’s most respected brands, alongside hundreds of thousands of small and midsize businesses, including health and wellness providers. Committed to excellence in service and culture, Synchrony is honored to be ranked the #1 Best Company to Work For® in the U.S. by Fortune magazine and Great Place to Work®.

For more information, visit www.synchrony.com

Investor Relations                Media Relations
Kathryn Miller                    Ashley Tufts
(203) 585-6291                    (203) 216-6277

Cautionary Statement Regarding Forward-Looking Statements
This news release contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the "safe harbor" created by those sections. Forward-looking statements may be identified by words such as "expects," "intends," "anticipates," "plans," "believes," "seeks," "targets," "outlook," "estimates," "will," "should," "may," “aim,” “focus,” “goal,” “confident,” “trajectory,” "priorities," "designed," "consider," “opportunity” or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic and geopolitical conditions, including factors impacting consumer confidence and economic growth in the United States, such as inflation, interest rates, tariffs (including retaliatory tariffs), energy prices, global conflicts and an economic downturn or recession, and whether industry trends we have identified develop as anticipated; the impact of changes made or influenced by the U.S. presidential administration and Congress on fiscal, monetary and regulatory policy, including with respect to constraints on the pricing of our credit products; the impact of the federal government shutdowns; retaining existing partners and attracting new partners, concentration of our revenue in a small number of partners, and promotion and support of our products by our partners; cyber-attacks or other security incidents or breaches; disruptions in the operations of our and our outsourced partners' computer systems and data centers; the financial performance of our partners; product, pricing, and policy changes related to the Consumer Financial Protection Bureau’s (the “CFPB”) final rule on credit card late fees, which was vacated in April 2025; the sufficiency of our allowance for credit losses and the accuracy of the assumptions or estimates used in preparing our financial statements, including those related to the CECL accounting guidance; higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to grow our deposits in the future; damage to our reputation; our ability to securitize our loan receivables, occurrence of an early amortization of our securitization facilities, and lower payment rates on our securitized loan receivables; changes in benchmark or market interest rates; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, and our ability to manage our credit risk; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market and susceptibility to market fluctuations and legislative and regulatory developments; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of acquisitions, dispositions and strategic investments; reductions in interchange fees; fraudulent activity; failure of third-parties to provide various services that are important to our operations; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation, regulatory actions and compliance issues; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and/or interpretations, and state sales tax rules and regulations; regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislative and regulatory developments and the impact of the CFPB’s regulation of our business, including new requirements and constraints the Company and the Bank are or will become subject to as a result of having $100 billion or more in total assets; impact of capital adequacy rules and liquidity requirements; restrictions that limit our ability to pay dividends and repurchase our common stock, and restrictions that limit the Bank’s ability to pay dividends to us; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; and failure to comply with anti-money laundering and anti-terrorism financing laws.

Cautionary Statement Regarding Forward-Looking Statements (Continued)
For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this news release and in our public filings, including under the headings "Risk Factors Relating to our Business" and “Risk Factors Relating to Regulation” in the Company's most recent Annual Report on Form 10-K. You should not consider any list of such factors to be an exhaustive statement of all the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Non-GAAP Measures
The information provided herein includes measures we refer to as "tangible common equity" and “tangible book value per share,” which are not prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). For a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures, please see the detailed financial tables and information that follow. For a statement regarding the usefulness of these measures to investors, please see the Company's Current Report on Form 8-K filed with the SEC today.